Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

12. Subsequent Events

On December 1, 2019, the Company entered into a Collaboration and License Agreement (“Agreement”) with Hanmi Pharmaceutical Co., LTD. for FLX475. Under the terms of the Agreement, the Company will receive $10.0 million in an upfront and expected near-term milestone payment. Additionally, the Company will be eligible to receive additional contingent payments of up to $108.0 million upon the achievement of specified milestones, consisting of up to $48.0 million upon the achievement of development milestones and up to $60.0 million upon the achievement of sales milestones, as well as double-digit royalties on future net sales of FLX475 in specified territories.

14. Subsequent Events

In February 2019, the Company entered into an agreement to sublease its facility lease of 6,378 square feet of laboratory and office space with a related party. The sublease has an initial term of eighteen months, expiring August 2020, with an option to extend by an additional six months.

In March 2019, the Company completed a subsequent closing of Series C-2 convertible preferred stock financing at $2.2925 per share with gross proceeds of $7.0 million.

Management has reviewed and evaluated subsequent events through May 24, 2019, the date the audited financial statements were available to be issued. No subsequent events have been identified for disclosure, other than the subsequent events noted above.